Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of August, 1999.



                              /s/ John W. Bachmann
                              --------------------
                              John W. Bachmann

                                                             Exhibit 24



                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of August, 1999.



                              /s/ Eugene P. Conese
                              --------------------
                              Eugene P. Conese

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Sherry L. Cooper, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of August, 1999.



                              /s/ Sherry L. Cooper
                              --------------------
                              Sherry L. Cooper

                                                             Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of August, 1999.



                              /s/ Gerald L. Gitner
                              --------------------
                              Gerald L. Gitner

                                                             Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of August, 1999.



                              /s/ Edgar M. House
                              ------------------
                              Edgar M. House

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of August, 1999.


                              /s/ Thomas H. Jacobsen
                              ----------------------
                              Thomas H. Jacobsen

                                                             Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of August, 1999.



                              /s/ Myron Kaplan
                              ----------------
                              Myron Kaplan

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of August, 1999.



                              /s/ David M. Kennedy
                              --------------------
                              David M. Kennedy

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of August, 1999.


                              /s/ Merrill A. McPeak
                              ---------------------
                              Merrill A. McPeak

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of August, 1999.



                              /s/ Thomas F. Meagher
                              ---------------------
                              Thomas F. Meagher

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of August, 1999.



                              /s/ William O'Driscoll
                              ----------------------
                              William O'Driscoll

                                                             Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert A. Pastore, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of August, 1999.



                              /s/ Robert A. Pastore
                              ---------------------
                              Robert A. Pastore

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of August, 1999.



                              /s/ G. Joseph Reddington
                              ------------------------
                              G. Joseph Reddington

                                                             Exhibit 24


                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of shares of the Company's Common Stock issuable pursuant to the Company's collective bargaining agreement with the International Association of Machinists and Aerospace Workers, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of August, 1999.



                              /s/ Blanche M. Touhill
                              ----------------------
                              Blanche M. Touhill